UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 23, 2026

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 23, 2026, The Chemours Company (“Chemours”) agreed to a proposed Consent Decree with the United States Environmental Protection Agency (the “EPA”) and the West Virginia Department of Environmental Protection (the “WVDEP”) to resolve claims asserted by the EPA and the WVDEP with respect to PFAS emissions and other alleged activities at certain Chemours facilities, including the Washington Works, Fayetteville Works and Chambers Works facilities (the “Settlement”).

Pursuant to the Settlement, Chemours has agreed to pay a civil penalty in the amount of $22.5 million, payable in three consecutive annual installments, beginning within 30 days of the approval of the Consent Decree containing the Settlement by the United States District Court for the Southern District of West Virginia. In addition, over the next 15 years, Chemours will dedicate $90 million to the funding of additional mitigation projects to further reduce PFAS emissions from its facilities or projects to provide alternative drinking water relief. Chemours will also perform certain program and site-related actions specified in the Consent Decree, including the expansion of Chemours’ off-site drinking water projects in West Virginia, Ohio and New Jersey. The Company expects the expansion of the off-site drinking water programs will result in an increase to its existing environmental reserves.

In connection with the Settlement, Chemours has also resolved, for less than $1 million, litigation brought by the West Virginia Rivers Coalition in 2024 under the Clean Water Act with respect to discharges at Chemours’ Washington Works facility.

The terms of the Settlement remain subject to notice and comment in accordance with applicable federal regulations, as well as court approval. The Settlement is not in any way an admission of liability or fault by Chemours.

The foregoing descriptions of the Consent Decree and the Settlement do not purport to be complete and are qualified in their entirety by reference to the full text of the Consent Decree, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 24, 2026, Chemours issued a press release announcing the matters described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words “believe,” “expect,” “will,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify “forward-looking statements,” which speak only as of the date such statements were made. These forward-looking statements may address, among other things, the expected performance and impact of the cost-sharing arrangements by and between Chemours, Corteva, Inc. and DuPont de Nemours related to future eligible PFAS liabilities. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized, such as guidance relying on models based upon management assumptions regarding future events that are inherently uncertain. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties including the outcome of the final court approval process for the Consent Decree, including any appeals, the outcome of any pending or future litigation related to PFAS or PFOA, including personal injury claims and natural resource damages claims, the extent and cost of ongoing remediation obligations and potential future remediation obligations, including performance of injunctive actions and mitigation projects under the Consent Decree, changes in laws and regulations applicable to PFAS chemicals, the performance by each of the parties of their respective obligations under the cost-sharing arrangement, the outcome or resolution of any pending or future environmental liabilities, the commencement, outcome or resolution of any regulatory inquiry, investigation or proceeding, the initiation, outcome or settlement of any litigation, Chemours’ ability to maintain an effective internal control over financial reporting and disclosure controls and procedures, changes in environmental regulations in the United States or other jurisdictions that affect demand for or adoption of Chemours’ products, changes in regulations in the United States or other jurisdictions that could impose tariffs or additional costs on products we either sell or need to purchase, anticipated future operating and financial performance for Chemours’ segments individually and Chemours as a whole, business plans, prospects, targets, goals and commitments, capital investments and projects and target capital expenditures, efforts to resolve outstanding or potential litigation, including claims related to legacy PFAS liabilities, plans for dividends, sufficiency or longevity of intellectual property protection, cost reductions or savings targets, plans to increase profitability and growth, Chemours’ ability to develop and commercialize new products or technologies and obtain necessary regulatory approvals, Chemours’ ability to make acquisitions, integrate acquired businesses or assets into Chemours’ operations, and achieve anticipated synergies or cost savings, all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These statements also may involve risks and uncertainties that are beyond Chemours’ control. Matters outside Chemours’ control, including general economic conditions, geopolitical conditions, global conflicts, changes in laws and regulations in the United States or other jurisdictions in which we operate, and global health events and weather events, have affected or may affect Chemours’ business and operations and may or may continue to hinder Chemours’ ability to provide goods and services to customers, cause disruptions in Chemours’ supply chains such as through strikes, labor disruptions or other events, adversely affect Chemours’ business partners, significantly reduce the demand for Chemours’ products, adversely affect the health and welfare of Chemours’ personnel or cause other unpredictable events. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and the Annual Report on Form 10-K for the year ended December 31, 2025. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Consent Decree, dated June 23, 2026.*
99.1	Press Release, dated June 24, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Chemours agrees to furnish supplementally a copy of any omitted attachment to the Securities and Exchange Commission on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Shane Hostetter
Shane Hostetter
Senior Vice President, Chief Financial Officer
Date:	June 24, 2026